UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 12, 2015, CareTrust REIT, Inc. (the “Company”) and its subsidiary, CTR Partnership, L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and BMO Capital Markets Corp., as representatives to the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell 14,200,000 shares of its common stock, par value $0.01 per share (the “Firm Shares”), to the Underwriters at a price of $10.0275 per share (the “Purchase Price”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 2,130,000 shares of common stock (the “Option Shares” and together with the Firm Shares, the “Shares”) at the Purchase Price. On August 13, 2015, the Underwriters provided written notice to the Company to exercise the option to purchase all 2,130,000 Option Shares. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Operating Partnership, conditions to closing, indemnification obligations of the Company, the Operating Partnership and the Underwriters, and termination and other customary provisions.

These representations and warranties of the parties contained in the Underwriting Agreement have been made solely for the benefit of the other parties to the Underwriting Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one or more of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Underwriting Agreement by disclosures that were made to the other parties in connection with the negotiation of the Underwriting Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the Underwriting Agreement.

The offering of the Shares closed on August 18, 2015.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-204594). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement and the opinion of DLA Piper LLP (US) regarding the legality of the Shares (attached hereto as Exhibit 5.1) by reference into such registration statement. The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

On August 13, 2015, the Company issued a press release announcing the pricing of its public offering of common stock, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference. On August 18, 2015, the Company issued a press release announcing the closing of the offering, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 12, 2015, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and BMO Capital Markets Corp., as representatives to the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release, dated August 13, 2015.

99.2	Press Release, dated August 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015	CARETRUST REIT, INC.

	By:	/s/ Gregory K. Stapley
Gregory K. Stapley
President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 12, 2015, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and BMO Capital Markets Corp., as representatives to the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release, dated August 13, 2015.

99.2	Press Release, dated August 18, 2015.